Subsequent Events	6 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 13 — SUBSEQUENT EVENTS

The Group completed its IPO on March 28, 2025, with total gross proceeds of $10,500,000, before deducting underwriting discounts and other offering expenses. Net proceeds amounted to $9,495,024 were received.

On April 7, 2025, Kingswood Capital Partners, LLC. (“Kingswood”), as the representative of the underwriters, exercised its over-allotment option in part to purchase an additional 175,000 ordinary shares par value US$0.0001 per share of the Company at the public offering price of $7.00 per share, before deducting underwriting discounts. The Group received $1,139,250 net proceeds from the over-allotment on April 8, 2025. The Company also issued warrants to Kingswood to purchase up to 83,750 ordinary shares. The warrants are exercisable at any time and from time to time from September 30, 2025 to March 31, 2029 at an exercise price of $8.40 per share.

In April 2025, in order to strengthen its working capital management, the Group temporarily deposited idle fund of approximately $10.2 million with a financial institution to purchase wealth management products or other financial products with a term of maturity not exceeding 12 months to generate additional returns and improve capital efficiency.

The Group evaluated all events and transactions that occurred after December 31, 2024 up through the date when the unaudited condensed combined and consolidated financial statements were issued. Other than the events disclosed elsewhere in the unaudited condensed combined and consolidated financial statements and those disclosed above, there are no other subsequent event occurred that would require adjustment or disclosure in the Group’s unaudited condensed combined and consolidated financial statements.